                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.  )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           THE JUNDT GROWTH FUND, INC.
                                JUNDT FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement, if
                           other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          -----------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          -----------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

          -----------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------------------

     5)   Total fee paid:

          -------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ____________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ____________________________________________________________________

     3)   Filing Party:

          ____________________________________________________________________

     4)   Date Filed:

          ____________________________________________________________________

(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                           THE JUNDT GROWTH FUND, INC.
                         JUNDT U.S. EMERGING GROWTH FUND
                             JUNDT OPPORTUNITY FUND

                                 March 21, 1997

Dear Fellow Shareholders:

     You are cordially invited to attend a Joint Special Meeting of Shareholders of The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund and Jundt Opportunity Fund (the "Funds") to be held at the offices of Faegre & Benson LLP (the Funds' legal counsel), 90 South Seventh Street, Norwest Center, 23rd Floor, Minneapolis, Minnesota 55402 on Monday, April 14, 1997, at 3:00 p.m. (Central
Time).

     Each Fund offers its shares in four classes (Class A, Class B, Class C and Class D). Class B, Class C and Class D shares are offered for sale to the general public, and Class A shares are available for investment only by certain limited categories of investors. This multiple class structure permits investors to choose the method of purchasing Fund shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. As more fully described in the attached proxy materials, each Class of shares is subject to its own sales charge structure.

     The only matter to be voted on at the Meeting will be a proposal to rename each Fund's Class A shares as Class I shares, and to rename each Fund's Class D shares as Class A shares. In the mutual fund industry, shares designated as Class A, Class B or Class C typically bear certain common characteristics. Indeed, each Fund's Class B and Class C shares bear the characteristics common to Class B and Class C shares in the marketplace. However, each Fund's current Class D shares bear characteristics more commonly associated with Class A shares of other funds, and each Fund's current Class A shares (which are not available for sale to the general public but are available only for limited categories of investors) typically are not designated as Class A shares. For these reasons, we have determined that it would be in each Fund's best interests to rename its Class A shares as Class I shares, and to rename its Class D shares as Class A shares. We believe that these changes will better allow each Fund's distributor and dealers to efficiently market shares of each Fund, which we believe in turn will benefit each Fund and its shareholders.

     If Fund shareholders approve these changes, your Fund accounts will be changed automatically to reflect the renaming of your Class A or Class D shares. Since your shares are not represented by share certificates, no further action will be required on your part. MOST IMPORTANTLY, THESE CHANGES WILL NOT AFFECT THE VALUE OF YOUR INVESTMENT, NOR WILL THEY IN ANY WAY AFFECT YOUR RIGHTS AS SHAREHOLDERS.

                    PLEASE VOTE AND RETURN YOUR PROXY TODAY!

     WE WOULD WELCOME YOUR ATTENDANCE AT THE MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. YOUR VOTE IS EXTREMELY IMPORTANT.



                                             Sincerely,



                                             James R. Jundt, Chairman

                           THE JUNDT GROWTH FUND, INC.
                         JUNDT U.S. EMERGING GROWTH FUND
                             JUNDT OPPORTUNITY FUND

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 14, 1997

To the Shareholders:

     Notice is hereby given that a Joint Special Meeting of Shareholders (the "Meeting") of The Jundt Growth Fund, Inc., a Minnesota corporation ("Growth Fund"), and of Jundt U.S. Emerging Growth Fund ("Emerging Fund") and Jundt Opportunity Fund ("Opportunity Fund"), each a separately managed series of Jundt Funds, Inc., a Minnesota corporation ("JFI"), will be held at the offices of Faegre & Benson LLP, 90 South Seventh Street, Norwest Center, 23rd Floor, Minneapolis, Minnesota 55402 on Monday, April 14, 1997, at 3:00 p.m. (Central
Time). Growth Fund, Emerging Fund and Opportunity Fund are hereinafter referred to as the "Funds".

     The Meeting is being called solely for the purpose of considering an amendment to the certificates of designation of Growth Fund and JFI that establish certain classes of shares of each Fund, which amendment will rename each Fund's Class A shares as Class I shares and will rename each Fund's Class D shares as Class A shares. As more fully set forth in the accompanying Proxy Statement, the proposed amendments are intended solely to conform the names ascribed to each class of the Funds' shares to mutual fund industry standards. THE PROPOSED AMENDMENT TO EACH FUND'S CERTIFICATE OF DESIGNATION WILL NOT AFFECT THE RIGHTS OF ANY FUND'S SHAREHOLDERS OR THE VALUE OF ANY SHAREHOLDER'S INVESTMENT. It merely changes the names of two classes of each Fund's shares.

     TO ENSURE THAT THE MULTIPLE CLASS STRUCTURE OF THE FUNDS REMAINS UNIFORM, EACH FUND MUST APPROVE THE PROPOSED AMENDMENT TO ITS RESPECTIVE CERTIFICATE OF DESIGNATION BEFORE ANY OF SUCH AMENDMENTS ARE EFFECTED.

     The Boards of Directors of Growth Fund and JFI have fixed the close of business on March 10, 1997 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. As more fully explained in the accompanying Proxy Statement, only current Class A and Class D shareholders of each Fund will be entitled to notice of and to vote at the Meeting, and the proposal before the Meeting must be approved separately by the shareholders of each such Class of shares.

     THE FUNDS' BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND APPROVAL OF THE VOTING ITEM DESCRIBED ABOVE.

                    PLEASE VOTE AND RETURN YOUR PROXY TODAY!

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY REQUEST THAT YOU MAIL YOUR PROXY TODAY. If you are present at the meeting, you may then revoke your Proxy and vote in person, as explained in the accompanying Proxy Statement.

                                   By order of the Boards of Directors,



                                   James E. Nicholson, SECRETARY

                                 PROXY STATEMENT

                           THE JUNDT GROWTH FUND, INC.
                         JUNDT U.S. EMERGING GROWTH FUND
                             JUNDT OPPORTUNITY FUND

                      JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 14, 1997

     The enclosed Proxy or Proxies are solicited by the Boards of Directors of The Jundt Growth Fund, Inc. ("Growth Fund") and Jundt Funds, Inc. ("JFI") in connection with a Joint Special Meeting of Shareholders (together with any adjournments thereof, the "Meeting") of Growth Fund and of Jundt U.S. Emerging Growth Fund ("Emerging Fund") and Jundt Opportunity Fund ("Opportunity Fund"), each a separately managed series of JFI. Growth Fund, Emerging Fund and Opportunity Fund are hereinafter referred to collectively as the "Funds."

     The mailing of this Proxy Statement and the accompanying Notice and Proxies to Fund shareholders will take place on approximately March 21, 1997. Representatives of the Funds may solicit Proxies for the management of the Funds by means of mail, telephone or personal calls.

     A Proxy may be revoked before the Meeting by giving written notice of revocation to the Funds' Secretary, or at the meeting, prior to voting. Unless revoked, properly executed Proxies will be voted as indicated in the Proxy Statement. In instances where choice is specified by the shareholders, those Proxies will be voted in accordance with each shareholder's choices. In instances where no choice is specified by shareholders in otherwise properly executed Proxies, those Proxies will be voted "For" (in favor of) the voting item, in accordance with the recommendations of the Funds' Boards of Directors.

     The cost of solicitation, including the cost of preparing and mailing the Notice of Joint Special Meeting of Shareholders, this Proxy Statement and the Proxies, will be borne by and allocated among the Funds. Solicitation costs will include, but will not be limited to, fees payable to Tritech, 4 Corporate Place, Piscataway, New Jersey 08854, a firm engaged by the Funds to assist the Funds in mailing proxy materials and soliciting and tabulating Proxies in connection with the Meeting. Tritech has estimated that its fees for these services (exclusive of postage and other out-of-pocket expenses) will be approximately $2,500.

     As more fully explained below under "Proposal to Amend Certificates of Designation," only Class A and Class D shareholders of each Fund will be entitled to notice of and to vote at the Meeting, and the proposal before the Meeting must be approved separately by the shareholders of each such class of shares. In addition, only shareholders of record of each such class as of the close of business on March 10, 1997 are entitled to notice of and to vote at the Meeting. As of such date, there were issued and outstanding the following number of shares of each such class of each Fund:

                                  GROWTH           EMERGING       OPPORTUNITY
                                   FUND             FUND           FUND
                                   -----            ----           ----
          Class A Shares         6,773,155         699,811        220,078
          Class D Shares            30,915         104,248         22,844

     Each holder of each such class of each Fund's shares is entitled to one vote for each share held. The matter being voted upon does not entitle any shareholder to cumulative voting or appraisal rights. In the event that sufficient votes in favor of the matter being voted upon by any of the Funds are not received by April 14, 1997, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Fund or Funds to permit further solicitation of Proxies. With respect to any Fund, an adjournment will require the affirmative vote of the holders of a majority of each class of shares present in person or by Proxy at the Meeting.

     An "abstention" on the proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, but will be counted as a vote "Against" the proposal. THE FUNDS HAVE BEEN ADVISED BY THE STAFF OF THE NEW YORK STOCK EXCHANGE THAT BROKERS WHO HOLD FUND SHARES IN STREET NAME FOR CUSTOMERS ARE AUTHORIZED TO VOTE ON THE PROPOSAL ON BEHALF OF ANY CUSTOMER WHO HAS NOT FURNISHED THE BROKER WITH SPECIFIC VOTING INSTRUCTIONS.

     Jundt Associates, Inc. ("Jundt Associates") serves as the investment adviser of each Fund; U.S. Growth Investments, Inc. (the "Distributor") serves as each Fund's distributor; and Princeton Administrators, L.P. ("Princeton") serves as each Fund's administrator. The business address of Jundt Associates and of the Distributor is the same as that of the Funds, 1550 Utica Avenue South, Suite 950, Minneapolis, Minnesota 55416. The business address of Princeton is P.O. Box 9095, Princeton, New Jersey 08543.

                                 SHARE OWNERSHIP

     Except as set forth below, no person or entity, to the knowledge of Fund management, beneficially owned more than 5% of the outstanding Class A or Class D shares of any Fund as of March 10, 1997. The following table sets forth, as of March 10, 1997, certain share ownership information with respect to Fund directors, all Fund officers and directors as a group, certain affiliates of the Funds and persons and entities known by Fund management to beneficially own more than 5% of a Fund's outstanding Class A or Class D shares:


NAME AND ADDRESS                                 NUMBER OF SHARES                              PERCENT OF
OF BENEFICIAL OWNER                     BENEFICIALLY OWNED -- FUND AND CLASS              OUTSTANDING SHARES
-------------------                     ------------------------------------              -------------------
     FUND DIRECTORS:
     James R. Jundt                     Growth Fund A; D          1,030,933; 84                 15.2%; *
     1550 Utica Avenue South            Emerging Fund A; D         506,627; 115                 72.4%; *
     Suite 950                          Opportunity Fund A; D      152,678; 101                 69.4%; *
     Minneapolis, MN 55416

     John E. Clute                      Growth Fund A                     8,786                        *
     East 702 Sharpe Avenue             Emerging Fund A                   1,000                        *
     (PO Box 3528)
     Spokane, WA 99220

     Floyd Hall                         Growth Fund A                    42,951                        *
     3100 West Big Beaver Road          Emerging Fund A                  38,855                     5.6%
     Troy, MI 48084

     Demetre M. Nicoloff                Growth Fund A                    95,211                     1.4%
     1492 Hunter Drive                  Emerging Fund A                  22,473                     3.2%
     Wayzata, MN 55391

     Darrell R. Wells                   Growth Fund A                     4,603                        *
     4350 Brownsboro Road
     Louisville, KY 40207

ALL FUND DIRECTORS AND OFFICERS         Growth Fund A; D          1,186,372; 84                 17.5%; *
    AS A GROUP                          Emerging Fund A; D         585,309; 115                 83.6%; *
                                        Opportunity Fund A; D      156,784; 101                 71.2%; *

*  Less than one percent.


OTHER BENEFICIAL OWNERS OF
5% OR MORE OUTSTANDING SHARES:
Marcus Edward Jundt*                    Opportunity Fund A               44,985                    20.4%
  1550 Utica Avenue South
  Suite 950
  Minneapolis, MN 55416

Merrill Lynch Pierce Fenner & Smith     Growth Fund A                 5,169,889                    76.3%
  4800 Deer Lake Drive East             Emerging Fund A; D      506,546; 14,577             72.4%; 14.0%
  Third Floor                           Opportunity Fund A              149,205                    67.8%
  Jacksonville, Florida 32246

Vacans Corporation                      Growth Fund D                    20,263                    65.5%
  Profit Sharing Plan                   Emerging Fund D                  12,187                    11.7%
  7223 Lanham Lane                      Opportunity Fund D               22,085                    96.7%
  Edina, Minnesota 55439

First Tennessee Bank                    Growth Fund D                     4,514                    14.6%
  165 Madison Avenue
  Memphis, Tennesssee 38103

Alex Brown & Sons, Incorporated         Growth Fund D                     3,621                    11.7%
  P.O. Box 1346                         Emerging Fund D                  31,797                    30.5%
  Baltimore, Maryland 21203

Timothy & Alma Tonella TTEE             Emerging Fund D                   9,911                     9.5%
  13322 Montecito St.
  Tustin, California 92782

David H. Tenney                         Emerging Fund D                   8,936                     8.6%
  197 Oxford Road
  Kenilworth, Illinois 60043


* Marcus Jundt is the son of James R. Jundt, the Chairman, President and Chief Executive Officer of the Funds. Marcus Jundt is a portfolio manager of Jundt Associates and the Funds.

                  PROPOSAL TO AMEND CERTIFICATES OF DESIGNATION

BACKGROUND AND GENERAL INFORMATION

     Each Fund currently issues its shares in four classes. Class B, Class C and Class D shares of each Fund are available for sale to the general public.
By contrast, Class A shares of each Fund are offered and available for sale only to certain Fund affiliates, agents and consultants and to other limited categories of investors, as described below.

     CLASS A SHARES -- LIMITED PURCHASER ALTERNATIVE. Class A shares are offered for sale exclusively to: (a) directors, officers, employees and consultants of the Fund, of Jundt Associates, and of the Distributor, members of their immediate families, and their lineal ancestors and descendants; (b) WITH RESPECT TO GROWTH FUND ONLY, shareholders of Growth Fund at the time of its conversion on December 29, 1995 from a closed-end to an open-end investment company (the "Open-End Conversion"), but only so long as such shareholders remain Fund shareholders; and (c) accounts for the benefit of any of the foregoing. Upon the Open-End Conversion, each issued and outstanding common share of Growth Fund automatically converted into a Class A share of the reorganized, open-end Growth Fund.

     The public offering price of Class A shares of Emerging Fund and Opportunity Fund is their net asset value. No front-end sales charge ("FESC") or contingent deferred sales charge (CDSC") applies to investments in Class A shares of Emerging Fund and Opportunity Fund. By contrast, the public offering price of Class A shares of Growth Fund is their net asset value plus the applicable FESC, which varies depending on the size of the purchase and is allocated between the Distributor and other broker-dealers. The current FESC schedule is as follows:

                                         FRONT-END SALES CHARGE
                                         --------------------------------------             DEALER REALLOWANCE
                                        (AS A % OF               (AS A % OF                 (AS A % OF
AMOUNT OF INVESTMENT                    OFFERING PRICE)          NET INVESTMENT)            OFFERING PRICE)
--------------------                    ---------------          ---------------            ----------------
Less than $25,000                       5.25%                    5.54%                      4.50%
$25,000 but less than $50,000           4.75%                    4.99%                      4.25%
$50,000 but less than $100,000          4.00%                    4.17%                      3.50%
$100,000 but less than $250,000         3.00%                    3.09%                      2.50%
$250,000 but less than $1,000,000       2.00%                    2.04%                      1.75%
$1,000,000 and greater                  NONE*                    NONE*                      *

----------------------------
*Sales of Class A shares of Growth Fund in the amount of $1 million or more are not subject to an FESC; however, a CDSC of 1% will be imposed at the time of redemption if redeemed within one year.

     Certain investors (or groups of investors) may qualify for reductions in, or waivers of, the FESC, as described in detail in Growth Fund's current prospectus. Class A shares of each Fund are not subject to any Rule 12b-1 distribution or shareholder maintenance charges.

     CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE. The public offering price of Class B shares of each Fund is their net asset value without the imposition of any FESC. However, a CDSC of up to 4% will be imposed if shares are redeemed within six years of purchase (in accordance with the following table), calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption.

                                CONTINGENT DEFERRED SALES CHARGE
REDEMPTION DURING               (AS A PERCENTAGE OF AMOUNT SUBJECT TO CHARGE)
-----------------               --------------------------------------------
1st Year Since Purchase          4%
2nd Year Since Purchase          4%
3rd Year Since Purchase          3%
4th Year Since Purchase          3%
5th Year Since Purchase          2%
6th Year Since Purchase          1%
Thereafter                       None


     Class B shares are subject to a Rule 12b-1 account maintenance fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class B shares and a Rule 12b-1 distribution fee payable at an annual rate of .75% of the average daily net assets attributable to Class B shares. Approximately eight years after their issuance, Class B shares (including a pro rata portion of the shares of the Fund received in connection with dividend and distribution reinvestments) automatically convert to Class D shares of the same Fund. (IF THE PROPOSAL TO AMEND EACH FUND'S CERTIFICATE OF DESIGNATION IS APPROVED BY CLASS A AND CLASS D SHAREHOLDERS OF EACH FUND, CLASS B SHARES WILL THEREAFTER AUTOMATICALLY CONVERT TO CLASS A SHARES OF THE SAME FUND.)

     CLASS C SHARES -- LEVEL LOAD ALTERNATIVE. The public offering price of each Fund's Class C shares is their net asset value without the imposition of any FESC. However, a CDSC of 1% is imposed if Class C shares are redeemed within one year of purchase. Class C shares are subject to a Rule 12b-1 account maintenance fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class C shares and a Rule 12b-1 distribution fee payable at an annual rate of .75% of the average daily net assets attributable to Class C shares.

     CLASS D SHARES -- INITIAL SALES CHARGE ALTERNATIVE. The public offering price of each Fund's Class D shares is their net asset value plus the applicable FESC, which is calculated according to the same FESC schedule as is applicable to Growth Fund's Class A shares (as set forth above). Certain investors (or groups of investors) may qualify for reductions in, or waivers of, the FESC, as described in detail in the applicable Fund's current prospectus. Class D shares are subject to a Rule 12b-1 account maintenance fee payable at an annual rate of
 .25% of the average daily net assets of the Fund attributable to Class D shares.

PROPOSAL TO AMEND CERTIFICATES OF DESIGNATION

     Each Fund's Board of Directors has determined that the names ascribed to each Fund's Class A and Class D shares are inconsistent with mutual fund industry standards. The various classes of shares offered by mutual funds that are distributed through broker-dealers typically bear similar characteristics, depending upon the name ascribed to such class of shares. The Board of Directors has determined that, although the Funds' Class B and Class C shares bear the characteristics commonly associated with other mutual funds' Class B and Class C shares (as described above), the Class A shares of most mutual funds typically bear the characteristics borne by the Funds' Class D shares (I.E., are available for sale to the general public without restriction and are subject to an FESC). The Board of Directors also has determined that a class of shares that is not generally available to the public, such as the Funds' Class A shares, are not typically referred to as Class A shares.

     Each Fund's Board of Directors has determined that it would be in the Fund's best interests for the Fund's class structure and nomenclature to be consistent with mutual fund industry standards. The Board has determined that the non-typical nomenclature of the Class A and Class D shares has caused and likely will continue to cause confusion among Fund shareholders and in the marketplace. Because the Board of Directors has determined that the Funds' interests would best be served by strong shareholder and market recognition, the Board of Directors has determined that the each Fund's Class D shares should be renamed Class A shares, and that each Fund's current Class A shares should be renamed Class I shares -- names the Board believes will bolster the shareholders' and the market's understanding of each Fund's shares and, therefore, of the Funds themselves.

     The names ascribed to each class of Fund shares are set forth in a Certificate of Designation filed by each Fund with the Minnesota Secretary of State. The proposed renaming of each Fund's current Class D shares as Class

A shares, and the renaming of each Fund's current Class A shares as Class I shares, will require approval by each Fund's Class A and Class D shareholders of an amended Certificate of Designation setting forth such new class names. THE PROPOSED AMENDMENT TO EACH FUND'S CERTIFICATE OF DESIGNATION WILL NOT IMPACT THE RIGHTS OF ANY SHAREHOLDER OR THE VALUE OF ANY SHAREHOLDER'S FUND INVESTMENTS.

     If the shareholders of each Fund approve the proposed amendment to the Fund's Certificate of Designation, such amendment will become effective upon the filing an executed copy of such amendment in the office of the Minnesota Secretary of State. Fund management intends to file such amendments, if approved, at a time that coincides with the next updating to each Fund's Prospectus and Statement of Additional Information, which is expected to occur on or before May 1, 1997. TO ENSURE THAT THE MULTIPLE CLASS STRUCTURE OF THE FUNDS REMAINS UNIFORM, EACH FUND MUST APPROVE THE PROPOSED AMENDMENT TO ITS RESPECTIVE CERTIFICATE OF DESIGNATION BEFORE ANY OF SUCH AMENDMENTS ARE EFFECTED.

     Subject to the approval by each Fund of the proposed amendment to the Fund's Certificate of Designation, the Board of Directors has approved conforming amendments to each Fund's applicable Distribution Agreement, Rule 18f-3 Plan for Multiple Class Distribution System, and Distribution Plans pursuant to Rule 12b-1.

     The proposed forms of amended Certificates of Designation of Growth Fund, Emerging Fund and Opportunity Fund are appended to this Proxy Statement as Exhibit A, Exhibit B and Exhibit C, respectively. Included in each proposed form are resolutions to be submitted for formal approval by shareholders of each Fund at the Meeting.

     THE BOARD OF DIRECTORS OF EACH FUND HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT TO THE FUND'S CERTIFICATE OF DESIGNATION AND UNANIMOUSLY RECOMMENDS APPROVAL BY FUND SHAREHOLDERS.

CLASS VOTING; QUORUM AND VOTE REQUIRED FOR APPROVAL

     CLASS VOTING. The proposed amendment to each Fund's Certificate of Designation, as described above, will rename Class A shares and Class D shares. Because such amendments technically apply only to Class A and Class D shares, such classes of shares are the only classes that are entitled to vote on the proposed amendments. In addition, because the proposed amendment under Minnesota law technically affects the rights and preferences of Class A and Class D shares, each such class must separately vote to approve the proposed amendment.

     QUORUM. A majority of the issued and outstanding Class A and Class D shares of Growth Fund are required to be present or represented by Proxy at the Meeting in order to consider and vote upon the proposed amendment to Growth Fund's Certificate of Designation. Ten percent of the issued and outstanding Class A and Class D shares of Emerging Fund or Opportunity Fund, as applicable, are required to be present or represented by Proxy at the Meeting in order to consider and vote upon the proposed amendment to Emerging Fund's or Opportunity Fund's Certificate of Designation.

     VOTE REQUIRED. The affirmative vote of a majority of each Fund's Class A and Class D shares present or represented by Proxy at the Meeting is required to effect the approval of the proposed amendment to the applicable Fund's Certificate of Designation.

                                  OTHER MATTERS

     Under Minnesota law, the matters described above are the only matters that my be presented for action at the Meeting.

                                  ANNUAL REPORT

     Each Fund will furnish to any shareholder upon request and without charge a copy of its Annual Report dated December 31, 1996. Such Annual Report may be requested by telephone: (800) 370-0612; or by mail: P.O. Box 419168, Kansas City, Missouri 64141-6168.


                              SHAREHOLDER PROPOSALS

     Pursuant to each Fund's Bylaws, the Funds are not required to hold annual or regular meetings of shareholders. The date of each Fund's next shareholder meeting, if any, cannot be anticipated at this time. If a Fund shareholder has a proposal which he or she feels should be presented to all shareholders for consideration, such shareholder should send the proposal to the Funds' offices, to the attention of the Funds' Secretary. The proposal will be considered at a meeting of the Board of Directors of the applicable Fund as soon a practicable after the proposal is received. Should any such proposal be deemed by the Board of Directors to be a matter which merits consideration by all shareholders of the applicable Fund, such proposal will be submitted to shareholders at a regular or special meeting called and scheduled by the Board of Directors in its sole discretion.

                                 By Order of the Boards of Directors,



                                 James E. Nicholson, SECRETARY

Dated:  March 21, 1997

                                                                       EXHIBIT A


                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                           THE JUNDT GROWTH FUND, INC.


     The undersigned duly elected Secretary of The Jundt Growth Fund, Inc., a Minnesota corporation (the "Corporation"), hereby certifies that the resolutions amending the Corporation's Certificate of Designation hereinafter set forth were adopted in accordance with the applicable provisions of Chapter 302A of the Minnesota Statutes.

          BE IT RESOLVED, that the Corporation's previously designated Class A Common Shares be, and said Class A Common Shares hereby are, renamed Class I Common Shares; and

          BE IT FURTHER RESOLVED, that the Corporation's previously designated Class D Common Shares be, and said Class D Common Shares hereby are, renamed Class A Common Shares; and

          BE IT FURTHER RESOLVED, that, except for the renaming of the Corporation's Class A and Class D Common Shares as aforesaid, the rights and preferences of said Common Shares shall remain unchanged and unaffected; and

          BE IT FURTHER RESOLVED, that, at the effective time of an Amended Certificate of Designation incorporating the foregoing corporate resolutions, as required by Chapter 302A of the Minnesota Statutes (the "Amended Certificate of Designation"), each issued and outstanding Class A Common Share shall be automatically renamed a Class I Common Share, and each issued and outstanding Class D Common Share shall be automatically renamed a Class A Common Share.

     IN WITNESS WHEREOF, the undersigned Secretary of the Corporation has executed this Amended Certificate of Designation on behalf of the Corporation on April 14, 1997.


                                 ----------------------------------------
                                 James E. Nicholson, Secretary

                                                                       EXHIBIT B


                   AMENDED SERIES A CERTIFICATE OF DESIGNATION
                                       OF
                                JUNDT FUNDS, INC.

     The undersigned duly elected Secretary of Jundt Funds, Inc., a Minnesota corporation (the "Corporation"), hereby certifies that the resolutions amending the Corporation's Certificate of Designation hereinafter set forth were adopted in accordance with the applicable provisions of Chapter 302A of the Minnesota Statutes.

          BE IT RESOLVED, that the Corporation's previously designated Series A, Class A Common Shares be, and said Series A, Class A Common Shares hereby are, renamed Series A, Class I Common Shares; and

          BE IT FURTHER RESOLVED, that the Corporation's previously designated Series A, Class D Common Shares be, and said Series A, Class D Common Shares hereby are, renamed Series A, Class A Common Shares; and

          BE IT FURTHER RESOLVED, that, except for the renaming of the Corporation's Series A, Class A Common Shares and Series A, Class D Common Shares as aforesaid, the rights and preferences of said Common Shares shall remain unchanged and unaffected; and

          BE IT FURTHER RESOLVED, that, at the effective time of an Amended Series A Certificate of Designation incorporating the foregoing corporate resolutions, as required by Chapter 302A of the Minnesota Statutes (the "Amended Series A Certificate of Designation"), each issued and outstanding Series A, Class A Common Share shall be automatically renamed a Series A, Class I Common Share, and each issued and outstanding Series A, Class D Common Share shall be automatically renamed a Series A, Class A Common Share.

     IN WITNESS WHEREOF, the undersigned Secretary of the Corporation has executed this Amended Certificate of Designation on behalf of the Corporation on April 14, 1997.


                                 -------------------------------------
                                 James E. Nicholson, Secretary

                                                                       EXHIBIT C

                   AMENDED SERIES B CERTIFICATE OF DESIGNATION
                                       OF
                                JUNDT FUNDS, INC.


     The undersigned duly elected Secretary of Jundt Funds, Inc., a Minnesota corporation (the "Corporation"), hereby certifies that the resolutions amending the Corporation's Certificate of Designation hereinafter set forth were adopted in accordance with the applicable provisions of Chapter 302A of the Minnesota Statutes.

          BE IT RESOLVED, that the Corporation's previously designated Series B, Class A Common Shares be, and said Series B, Class A Common Shares hereby are, renamed Series B, Class I Common Shares; and

          BE IT FURTHER RESOLVED, that the Corporation's previously designated Series B, Class D Common Shares be, and said Series B, Class D Common Shares hereby are, renamed Series B, Class A Common Shares; and

          BE IT FURTHER RESOLVED, that, except for the renaming of the Corporation's Series B, Class A Common Shares and Series B, Class D Common Shares as aforesaid, the rights and preferences of said Common Shares shall remain unchanged and unaffected; and

          BE IT FURTHER RESOLVED, that, at the effective time of an Amended Series B Certificate of Designation incorporating the foregoing corporate resolutions, as required by Chapter 302A of the Minnesota Statutes (the "Amended Series B Certificate of Designation"), each issued and outstanding Series B, Class A Common Share shall be automatically renamed a Series B, Class I Common Share, and each issued and outstanding Series B, Class D Common Share shall be automatically renamed a Series B, Class A Common Share.

     IN WITNESS WHEREOF, the undersigned Secretary of the Corporation has executed this Amended Certificate of Designation on behalf of the Corporation on April 14, 1997.


                                 --------------------------------
                                 James E. Nicholson, Secretary

                                      PROXY

                           THE JUNDT GROWTH FUND, INC.
                        (CLASS A AND CLASS D SHARES ONLY)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                              MINNEAPOLIS, MN 55416
                                 (800) 370-0612

                      THIS PROXY IS SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF THE JUNDT GROWTH FUND, INC.

     The undersigned hereby appoints James R. Jundt, Donald M. Longlet and James
E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the Class A and/or Class D shares of The Jundt Growth Fund, Inc. (the "Fund") held of record by the undersigned on March 10, 1997, at the special meeting of shareholders of the Fund to be held on April 14, 1997, or any adjournments or postponements thereof, with all power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

     THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS IN CONNECTION WITH THE PROPOSAL TO AMEND THE FUND'S CERTIFICATE OF DESIGNATION that establishes the Fund's four classes of common shares. Class A shareholders are being asked to approve the renaming of the Fund's Class A shares as Class I shares, and Class D shareholders are being asked to approve the renaming of the Fund's Class D shares as Class A shares.

     / /   FOR                  / /   AGAINST                  / /   ABSTAIN

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. RECEIPT OF THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

     PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                 DATED:                             , 1997
                                          ------------------------

                                 -----------------------------------------
                                 Signature


                                 ------------------------------------------
                                 Signature if held jointly

                                 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                                 MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                                 PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID
                                 ENVELOPE.

                                      PROXY

                         JUNDT U.S. EMERGING GROWTH FUND
                        (CLASS A AND CLASS D SHARES ONLY)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                              MINNEAPOLIS, MN 55416
                                 (800) 370-0612

                      THIS PROXY IS SOLICITED ON BEHALF OF
            THE BOARD OF DIRECTORS OF JUNDT U.S. EMERGING GROWTH FUND

     The undersigned hereby appoints James R. Jundt, Donald M. Longlet and James
E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the Class A and/or Class D shares of Jundt U.S. Emerging Growth Fund, a series of Jundt Funds, Inc. (the "Fund"), held of record by the undersigned on March 10, 1997, at the special meeting of shareholders of the Fund to be held on April 14, 1997, or any adjournments or postponements thereof, with all power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

     THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS IN CONNECTION WITH THE PROPOSAL TO AMEND THE FUND'S CERTIFICATE OF DESIGNATION that establishes the Fund's four classes of common shares. Class A shareholders are being asked to approve the renaming of the Fund's Class A shares as Class I shares, and Class D shareholders are being asked to approve the renaming of the Fund's Class D shares as Class A shares.

     / /   FOR                  / /   AGAINST                  / /   ABSTAIN

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. RECEIPT OF THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

     PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                 DATED:                        , 1997
                                          ---------------------

                                 --------------------------------------------
                                 Signature


                                 --------------------------------------------
                                 Signature if held jointly

                                 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                                 MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                                 PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID
                                 ENVELOPE.

                                      PROXY

                             JUNDT OPPORTUNITY FUND
                        (CLASS A AND CLASS D SHARES ONLY)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                              MINNEAPOLIS, MN 55416
                                 (800) 370-0612

                      THIS PROXY IS SOLICITED ON BEHALF OF
                THE BOARD OF DIRECTORS OF JUNDT OPPORTUNITY FUND

     The undersigned hereby appoints James R. Jundt, Donald M. Longlet and James
E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the Class A and/or Class D shares of Jundt Opportunity Fund, a series of Jundt Funds, Inc. (the "Fund"), held of record by the undersigned on March 10, 1997, at the special meeting of shareholders of the Fund to be held on April 14, 1997, or any adjournments or postponements thereof, with all power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

     THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS IN CONNECTION WITH THE PROPOSAL TO AMEND THE FUND'S CERTIFICATE OF DESIGNATION that establishes the Fund's four classes of common shares. Class A shareholders are being asked to approve the renaming of the Fund's Class A shares as Class I shares, and Class D shareholders are being asked to approve the renaming of the Fund's Class D shares as Class A shares.

     / /   FOR                  / /   AGAINST                  / /   ABSTAIN

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. RECEIPT OF THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

     PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                 DATED:                           , 1997
                                        ------------------------

                                 ----------------------------------------
                                 Signature

                                 ----------------------------------------
                                 Signature if held jointly

                                 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                                 MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                                 PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID
                                 ENVELOPE.